                         SUPPLEMENT TO PROSPECTUS FOR
                              NORTH AMERICAN FUNDS
                 DATED MARCH 1, 1999, AS REVISED MAY 13, 1999

Effective July 26, 1999, Tracy P. Stouffer has been appointed portfolio manager for the International Small Cap Fund. Accordingly, the description of Founders Asset Management, LLC on page 40 is amended by replacing the first two sentences of the third paragraph with the following:

     Tracy P. Stouffer, Vice President of Investments, has been the lead fund manager for the International Small Cap Fund since July 1999. Previously, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

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The following paragraph is added after the first paragraph appearing under the heading "Class C Shares*" on page 45 of the Prospectus:

     Class C shares purchased on or after July 1, 1999, including shares purchased through reinvestment of dividends and distributions, will not convert into Class A shares after ten years. Class C shares purchased before July 1, 1999 will continue to convert into Class A shares ten years after the end of the calendar month in which a shareholder's order to purchase the shares was accepted. After June 30, 1999, Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earliest being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.


91389                                                              July 26, 1999

               SUPPLEMEMT TO STATEMENT OF ADDITONAL INFORMATION
                           FOR NORTH AMERICAN FUNDS
                  DATED MARCH 1, 1999, AS REVISED MAY 13, 1999

The second paragraph under the heading "Conversion Feature" on page 50 of the SAI is replaced with the following:

     For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares, or purchased prior to July 1, 1999 through the reinvestment of dividends or distributions or paid on Class C shares, as the case may be, will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.